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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011.

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2011.

Partners Fund

Small-Cap Fund

International Fund

June 30, 2011

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to www.southeasternasset.com for current performance information and www.southeasternasset.com/misc/prospectus.cfm for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2011 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Contents

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)

Management Discussion	4

Performance History	6

Portfolio Summary	7

Portfolio of Investments	8

Longleaf Partners Small-Cap Fund (Small-Cap Fund)

Management Discussion	12

Performance History	14

Portfolio Summary	15

Portfolio of Investments	16

Longleaf Partners International Fund (International Fund)

Management Discussion	18

Performance History	20

Portfolio Summary	21

Portfolio of Investments	22

Financial Statements and Footnotes	26

Financial Highlights	40

Expense Example	42

Fund Information	45

Longleaf Partners Funds ■ 1

Letter To Our Shareholders

All three Longleaf Partners Funds had positive returns during the second quarter, a challenging period for many investors. Based on Dow Jones data, most countries’ stock markets declined in local currency terms. A few small emerging markets were in positive territory for the second quarter, and among developed nations, only Ireland (up 3.1%) and Germany (up 1.8%) delivered better than flat or negative returns. The Partners and Small-Cap Funds exceeded their benchmark indices over the last three and six months, achieving double-digit performance thus far in 2011. The International Fund was short of the EAFE Index whose gains came from the dollar’s weakness rather than from strength in underlying securities. For the last year all three Longleaf Funds have compounded at over twice our absolute annual goal of inflation plus 10%.

Cumulative Returns Through June 30, 2011(1)

	Since
	Inception(1)	20 Year	Ten Year	Five Year	One Year	YTD	2Q

Partners Fund (4/8/87 Inception)	1263.9%	786.4%	62.9%	9.5%	32.0%	10.2%	1.3%

S&P 500 Index	686.9	433.6	30.8	15.6	30.7	6.0	0.1

Small-Cap Fund (2/21/89 Inception)	925.0	910.7	148.3	41.9	40.3	13.7	3.7

Russell 2000 Index	629.9	550.9	83.7	22.2	37.4	6.2	(1.6)

International Fund (10/26/98 Inception)	228.3	na	66.2	14.2	29.7	3.7	0.8

EAFE Index	76.4	na	73.4	7.6	30.4	5.0	1.6

Inflation plus 10%	(2)	967.5	222.1	77.5	13.7	na	na

(1)	During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since Inception.

(2)	Inflation plus 10% since inception for the Partners, Small-Cap and International Funds was 1808.8%, 1395.5% and 352.4%, respectively.

    Average Annual Returns through June 30, 2011

	Since
	Inception(1)	20 Year	Ten Year	Five Year	One Year

Partners Fund (4/8/87 Inception)	11.4%	11.5%	5.0%	1.8%	32.0%

S&P 500 Index	8.9	8.7	2.7	2.9	30.7

Small-Cap Fund (2/21/89 Inception)	11.0	12.3	9.5	7.3	40.3

Russell 2000 Index	9.3	9.8	6.3	4.1	37.4

International Fund (10/26/98 Inception)	9.8	na	5.2	2.7	29.7

EAFE Index	4.6	na	5.7	1.5	30.4

See pages 6, 14, and 20 for additional performance information.

2 ■ Semi-Annual Report

Letter To Our Shareholders

The price-to-value ratio (P/V) has grown more attractive in each Fund for three reasons:
1) we have sold and trimmed more fully priced names,
2) we have bought and added to holdings that were trading below 60% of appraisal, and
3) the values of most companies have grown.
The second quarter exhibited investors’ temperamental nature aptly characterized by Peter Cundill, a highly regarded devotee of Ben Graham’s investment teachings. Peter, who was a good friend, died earlier this year. He started his Canadian investment firm the same year that Southeastern formed. We shared many similar views. The recent book about Peter, There’s Always Something to Do by Christopher Risso-Gill, quoted an early, insightful journal entry on page 8.

My primary objective is to make money for my clients and then to make my business profitable. I believe that the way to achieve this is through associating with truly competent people with unshakeable business integrity, to ensure strict financial controls, a culture of thoroughness, a measured capacity for action; i.e. no seat of the pants stuff and a spirit of humility and cohesive teamwork. What I am beginning to perceive is that investors tend to follow trends and fashion rather than taking the trouble to look for value. This must offer opportunity for the professional investment manager, as a result of the short term mispricing of securities.

Peter’s observation that investors are unwilling to do valuation work occurred before the development of 24/7 business networks and “always on” connectivity. Instantaneous reaction and speculation dominate stock swings today. In May and June sentiment dramatically changed with more speculation around slower global economic growth and Greek debt default. No significant new developments accompanied the confidence reversal. Market fluctuations are nothing new, but the speed and magnitude of the market’s mood change indicated a reactive rather than reflective environment. Equity funds, which had positive flows through April, experienced outflows every week in May and June, with significantly larger withdrawals in the final three weeks of the quarter. Conversely, bond fund flows peaked in May and were strong again in June. We saw similar movement among institutions as the pace of pension plan “de-risking” increased. The Advisors Sentiment report in Investors Intelligence measured the rapid and dramatic confidence swing. The 57% of advisors who were bulls in early April fell to 37% in mid-June, while fewer than 16% started as bears but grew to 28% over the same period. The difference between bulls and bears, therefore, went from over 41% to under 10% in fewer than three months.

These market observations did not impact our investment decisions, but they provide context for the opportunity change over the last three months. At the end of the first quarter we noted that few new companies met our qualifications and the cash in our portfolios would give us flexibility if markets declined. One of Southeastern’s advantages is our discipline of doing detailed business analysis and generating in-depth company appraisals. Armed with our long-term investment horizon and conservative appraisals, we capitalized on the short-term mispricing created by the market’s rapid reversal. By the end of June we had found five new qualifiers as well as added to nine existing holdings across the three Funds.

Longleaf Partners Funds ■ 3

Even though returns in 2011 have been positive, the price-to-value ratio (P/V) has grown more attractive in each Fund for three reasons: 1) we have sold and trimmed more fully priced names, 2) we have bought and added to holdings that were trading below 60% of appraisal, and 3) the values of most companies have grown. We believe the Funds contain a great deal of compounding opportunity. Not only are they selling at a large discount to appraisal, but the high quality, competitively advantaged businesses we own and the capable corporate stewards running them should drive additional strong value growth for the foreseeable future.

Sincerely,

O. Mason Hawkins, CFA
Chairman & CEO
Southeastern Asset Management, Inc.

G. Staley Cates, CFA
President & CIO
Southeastern Asset Management, Inc.

July 29, 2011

P.S. Volatility has become more extreme from the official date of this report, June 30th, through the report release date, August 10th. Though prices have declined significantly, our message has not changed — opportunities for reward are more abundant. To view updated performance, go to www.southeasternasset.com.

4 ■ Semi-Annual Report	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund rose 1.3% in the second quarter, bringing year-to-date return to 10.2%. The Fund’s performance outpaced that of the S&P 500 Index which gained 0.1% and 6.0% over the same periods. Over the last twelve months the Partners Fund’s 32% rise not only beat the Index, but more importantly, delivered over two times our absolute annual return goal of inflation plus 10%.

Cumulative Returns at June 30, 2011

	Inception	20 Year	Ten Year	One Year	YTD

Partners Fund	1263.9%	786.4%	62.9%	32.0%	10.2%

S&P 500 Index	686.9	433.6	30.8	30.7	6.0

Inflation plus 10%	1808.8	967.5	222.1	13.7	na

See page 6 for additional performance information.

The continuation of strong operating results at several core holdings as well as positive reaction to Level(3)’s announced acquisition of Global Crossing helped performance. Level(3)’s 66% second quarter return took the stock’s first half gain to 148%. Combining these two fiber network businesses provides numerous benefits. Level(3)’s debt cost will dramatically decline as its debt/EBITDA ratio falls from over 6 times to 4 times. Global Crossing’s gross margins will rise meaningfully as the company moves much of its U.S. long haul business to Level(3)’s network. Further industry consolidation bodes well for long-term pricing. We also gain astute partners in the board room as Global Crossing’s majority owner, Singapore fund Temasek, will have three board seats and own roughly 25% of the company.

Dell surpassed margin and earnings expectations for a third consecutive quarter, making it a top Fund contributor for both the quarter and the last six months. The results reflect the company’s ongoing migration from end user computers to higher margin enterprise solutions. Additionally, supply chain improvements, product simplification, and better pricing have enabled the company to deliver profits in the consumer segment of the business. Dell also announced that it repurchased $1.1 billion of stock in the last two months — an especially high return choice for shareholders given that the stock trades for around half of appraised intrinsic value. DIRECTV, which was another of the Fund’s top performers in both quarters this year, grew its value with a share repurchase of over $1 billion funded mostly with cheap long term debt. The company delivered solid U.S. results and spectacular Latin American numbers with revenues rising over 40%, and operating cash flow growing over 50%.

In those names that negatively impacted performance, the market seemed to focus on short-term items or somewhat insignificant news. Because our appraisals remained steady or rose, we had the opportunity to take advantage of price weakness and add to several of these holdings. Controversy around the potential environmental impact of fracking and the economic viability of shale gas weighed on Chesapeake in the quarter. Although the fracking process is not risk-free, it has a safe track record over its 50+ year history. Our case for Chesapeake’s value does not rely on the outcome in the fracking argument. Drilling for and burning natural gas to generate electricity, however, compares extremely well environmentally versus the two primary alternatives — coal and nuclear energy. For transportation, natural gas is economically compelling versus oil. In late June an article questioning the economic viability of shale gas painted only a partial picture by failing to identify the main culprit for lower well returns — gas prices below $4/mcf. In the last few years E&P companies have drilled short-term non-economic wells to beat lease expiration deadlines and lock in attractive long-term assets that can be drilled at

Partners Fund	Longleaf Partners Funds ■ 5

a slower pace and higher prices in the future. The oversupply created from this drilling has driven gas prices below the marginal cost of production. The large price discrepancy between oil and natural gas should increase gas demand, and diminished drilling will decrease supply. A more normal supply/demand balance will increase gas prices and make shale gas production economically viable. Chesapeake’s sale of its Fayetteville reserves for $4.75 billion in the spring as well as multiple asset sales in the industry since 2008, including BHP’s purchase of Petrohawk in July, indicates the long-term value of shale acreage. In spite of the stock’s recent retreat, Chesapeake ranked among the Fund’s largest contributors in 2011 with a 15% gain.

Bank of New York Mellon’s (BK) strong revenue growth and share repurchases were overshadowed by higher expenses from integrating acquisitions and investing in longer term growth initiatives. The stock has also suffered from the controversy over currency trades that BK made on behalf of its custody clients to enable them to settle foreign securities transactions. Many clients use a standing instruction program for BK to execute these currency trades. Rather than charge commissions for these services, custodians collect the difference between their interbank rate and the rate the client pays. This currency settlement business represents a small portion of BK’s value, and our appraisal assumes lower revenues as we anticipate clients will move away from standing instruction FX trading. The controversy allowed us to add to our position at more discounted prices, but caused BK to weigh on the Fund’s performance this year.

The two cement and aggregates producers, Cemex and Vulcan, were a headwind to performance with Cemex down 4% in the quarter and 16% for the year, and Vulcan off 15% over the last three months and 12% in 2011. The slow U.S. construction recovery remains the major challenge for both companies, even though most of Cemex’s international markets have improved. U.S. volumes are a fraction of 2006 levels. A possible highway bill delay past the 2012 elections has caused some concern about near term demand. Whether volume growth returns in one year or three, we own irreplaceable aggregate assets as well as production facilities that will not see new capacity threats for many years to come. Cemex and Vulcan sell far below both replacement value and prices recently paid for similar assets.

We are continuing to see value growth across the portfolio as positive business results are coupled with accretive capital allocation decisions.

During the quarter we completed the sale of Pioneer Natural Resources, which we owned for over 13 years. We are especially grateful to management and the board for their work over the last two years as capital allocation strengthened the company, and along with rising oil prices, helped the stock go from a low of $12 to over $100. We used the proceeds from the sale plus some of our cash reserves to add to a number of holdings as prices started to pull back in the second part of the quarter. We rebuilt a full position in Philips. Short-term margin pressures created a deep discount to the collective value for one of the world’s leaders in both medical equipment and lighting plus numerous consumer electronics brands. Subsequent to quarter end, the company announced a 12 month €2 billion buyback plan that will retire 11% of the outstanding shares. The only new name that appears in the portfolio is a minimal stake in Global Crossing which we bought just after the Level(3) announcement.

We are continuing to see value growth across the portfolio as positive business results are coupled with accretive capital allocation decisions. In particular, the magnitude of share repurchases at many of our companies has been impressive. Even with the Fund’s 10.2% return this year, the P/V has moved from the high-60%s to a more attractive mid-60%s. We believe that value growth will continue to drive returns. We own high quality businesses that enjoy competitive advantages in their industries, and we have management partners committed to building value per share. We will use the market’s short-term irrational swings to strengthen the portfolio — adding to names that become more discounted and trimming holdings that grow closer to appraisal. Recent volatility has helped improve our on-deck list. We continue to look for new opportunities and have liquidity available to acquire a new qualifier.

6 ■ Semi-Annual Report	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2011

	Since Inception
	4/8/87	20 Year	Ten Year	Five Year	One Year	YTD

Partners Fund	11.39%

S&P 500 Index	8.88

Inflation + 10%	12.94	12.57	12.41	12.15	13.65	na

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit www.southeasternasset.com for more current performance information.

Partners Fund	Longleaf Partners Funds ■ 7

Portfolio Summary

Portfolio Holdings at June 30, 2011

		Net Assets
Common Stock & Options		91.4%

Dell Inc. (Stock & Options)	8.8

Chesapeake Energy Corporation	8.6

DIRECTV	6.1

Aon Corporation	5.7

News Corporation	5.3

Yum! Brands, Inc.	4.8

Loews Corporation	4.7

The Travelers Companies, Inc.	4.7

Koninklijke Philips Electronics N.V.	4.7

Cemex S.A.B. de C.V. ADS	4.6

Liberty Media Holding Corporation – Interactive	4.3

The Bank of New York Mellon Corporation	4.1

NKSJ Holdings, Inc.	4.0

FedEx Corporation	3.7

Level(3) Communications, Inc.	3.7

The Walt Disney Company	3.5

Campbell Soup Company	3.5

Vulcan Materials Company	2.2

Telephone and Data Systems, Inc. – Special	1.3

Willis Group Holdings Public Limited Company	1.2

Abbott Laboratories	0.7

Lockheed Martin Corporation	0.7

Colgate – Palmolive Company (Net Options)	0.5

Global Crossing Limited	—

Corporate Bonds		1.7

Level(3) Communications, Inc.	1.7

Cash Reserves		6.7

Other Assets and Liabilities, net		0.2

		100.0%

Portfolio Changes
January 1, 2011 Through June 30, 2011

New Holdings	Quarter
Abbott Laboratories	1Q

Colgate - Palmolive Company Options	1Q

Global Crossing Limited	2Q

Eliminations

InterContinental Hotels Group PLC	1Q

Pioneer Natural Resources Company	2Q

Telephone and Data Systems, Inc.	1Q

8 ■ Semi-Annual Report	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets

Aerospace & Defense

Lockheed Martin Corporation	784,117	$63,489,954	0.7%

Air Freight & Logistics

FedEx Corporation	3,669,629	348,064,311	3.7

Capital Markets

The Bank of New York Mellon Corporation	15,116,895	387,294,850	4.1

Computers & Peripherals

Dell Inc.*(d)	33,804,000	563,512,680	6.0

Construction Materials

Cemex S.A.B. de C.V. ADS* (Foreign)	50,027,180	430,233,748	4.6
Vulcan Materials Company	5,376,856	207,170,262	2.2

		637,404,010	6.8

Diversified Telecommunication Services

Global Crossing Limited (Foreign)*	105,300	4,041,414	—
Level(3) Communications, Inc.*(b)	142,006,754	346,496,480	3.7

		350,537,894	3.7

Food Products

Campbell Soup Company	9,594,179	331,478,884	3.5

Hotels, Restaurants & Leisure

Yum! Brands, Inc.	8,170,483	451,337,481	4.8

Industrial Conglomerates

Koninklijke Philips Electronics N.V. (Foreign)	13,789,000	354,380,099	3.8
Koninklijke Philips Electronics N.V. ADR (Foreign)	3,406,731	87,484,852	0.9

		441,864,951	4.7

Insurance

Aon Corporation	10,442,812	535,716,256	5.7
Loews Corporation	10,569,000	444,849,210	4.7
NKSJ Holdings, Inc. (Foreign)	56,402,000	372,263,612	4.0
The Travelers Companies, Inc.	7,588,400	443,010,792	4.7
Willis Group Holdings Public Limited Company (Foreign)	2,800,000	115,108,000	1.2

		1,910,947,870	20.3

Internet & Catalog Retail

Liberty Media Holding Corporation — Interactive Series A*	24,460,224	410,197,956	4.3

Media

DIRECTV — Class A*	11,257,141	572,087,906	6.1
News Corporation — Class A	27,988,000	495,387,600	5.3
The Walt Disney Company	8,563,000	334,299,520	3.5

		1,401,775,026	14.9

Oil, Gas & Consumable Fuels

Chesapeake Energy Corporation	27,410,576	813,820,001	8.6

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds ■ 9

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets

Pharmaceuticals

Abbott Laboratories	1,316,960	$69,298,435	0.7%

Wireless Telecommunication Services

Telephone and Data Systems, Inc. — Special	4,389,469	118,208,400	1.3

Total Common Stocks (Cost $6,815,649,148)		8,299,232,703	88.1

Corporate Bonds

	Principal Amount

Diversified Telecommunication Services

Level(3) Communications, Inc., 15% Convertible Senior Notes due 1/15/13 (b)(c) (Cost $100,062,000)	100,062,000	163,601,370	1.7

Options Purchased(e)

	Share Equivalents

Computers & Peripherals

Dell Inc. Call, 12/14/15, with Deutsche Bank, Strike Price $7	12,500,000	135,375,000	1.4
Dell Inc. Call, 12/14/15, with Morgan Stanley, Strike Price $7	12,500,000	133,250,000	1.4

		268,625,000	2.8

Household Products

Colgate-Palmolive Company Call, 1/29/16, with J.P. Morgan, Strike Price $80	5,100,000	83,793,000	0.9

Total Options Purchased (Cost $274,350,086)		352,418,000	3.7

Short-Term Obligations

	Principal Amount

Repurchase Agreement with Fixed Income Clearing Corporation,
0.01% due 7/1/11, Repurchase price $409,286,487 (Collateral: $413,480,000 U.S. Treasury Bonds, 0.10% — 0.16% due 1/15/12 to 3/31/12, Value $417,475,469)	409,286,000	409,286,000	4.3
U.S. Treasury Bills, 0.01% – 0.02%, due 9/15/11 to 9/29/11	225,000,000	224,994,875	2.4

Total Short-Term Obligations (Cost $634,282,181)		634,280,875	6.7

Total Investments (Cost $7,824,343,415)(a)		9,449,532,948	100.2

Other Assets and Liabilities, Net		(13,703,548)	(0.2)

Net Assets		$9,435,829,400	100.0%

Net asset value per share		$31.14

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $8,080,554,909. Net unrealized appreciation of $1,625,189,533 consists of unrealized appreciation and depreciation of $2,036,867,683 and $(411,678,150), respectively.
(b)	Affiliated issuer during the period. See Note 7.
(c)	Illiquid. See Note 8.
(d)	A portion designated as collateral for option contracts. See Note 9.
(e)	See next page for Options Written.

See Notes to Financial Statements

10 ■ Semi-Annual Report	Partners Fund

Portfolio of Investments

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 14% of net assets.

Options Written

	Share Equivalents	Market Value	Unrealized Gain

Colgate-Palmolive Company Put, 1/29/16, with J.P. Morgan, Strike Price $65	(5,100,000)	$(33,507,000)*	$10,079,993

*	Market value of (0.4)% of Net Assets included in Other Assets and Liabilities, net in the Portfolio of Investments.

See Notes to Financial Statements

12 ■ Semi-Annual Report	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund returned 3.7% over the last three months while the Russell 2000 Index lost 1.6%. For the year-to-date the Fund has more than doubled the benchmark, earning 13.7% versus 6.2%. Small-Cap’s one year 40.3% gain not only exceeded the Index, but outperformed our absolute annual goal of inflation plus 10% by over three times.

Cumulative Returns at June 30, 2011

	Inception	20 Year	Ten Year	One Year	YTD

Small-Cap Fund	925.0%

Russell 2000 Index	629.9	550.9	83.7	37.4	6.2

Inflation plus 10%	1395.5	967.5	222.1	13.7	na

See page 14 for additional performance information.

The Fund’s solid gain in the quarter and for the year was primarily attributable to two holdings. Level(3)’s 66% rise in the quarter took the stock’s first half return to 148%. The company announced the acquisition of Global Crossing. Combining these two fiber network businesses provides numerous benefits. Level(3)’s debt cost will dramatically decline as its debt/EBITDA ratio falls from over 6 times to 4 times. Global Crossing’s gross margins will rise meaningfully as the company moves much of its U.S. long haul business to Level(3)’s network. Further industry consolidation bodes well for long term pricing. We also gain astute partners in the board room as Global Crossing’s majority owner, Singapore fund Temasek, will have three board seats and own 25% of the company. We added a minimal stake in Global Crossing just after the Level(3) announcement.

Dillard’s returned 30% in the quarter continuing its streak as one of the Fund’s top performers for each of the last two years. The company reported positive sales comparisons and an increase in margins. Management bought in just under 12% of outstanding shares. Even following its multiyear rally, the stock still trades for less than 8X free cash flow.

Expedia, a new position this year, gained 28% in the quarter and has appreciated 40% since our purchase. The company had strong revenue growth across the board — in airline sales, hotel bookings, and at TripAdvisor. Management confirmed guidance for the year and anticipates the TripAdvisor spin will occur this fall. The company also repurchased shares over the last three months. We trimmed tw telecom, the Fund’s largest position, to manage the position size after the stock returned 7% in the quarter and 20% year-to-date. The company retired shares and reported strong revenue growth across all product and service offerings. Olympus, which rose 20%, in the last three months, had several positive developments. Michael Woodford became the first non-Japanese president and immediately highlighted the importance of the medical and life sciences businesses where we attribute all of the company’s value. He also sees substantial opportunity for reducing bureaucracy and costs — upside to our appraisal. The company’s repurchase of 1.5% of its discounted shares was welcome news. Service Corp. returned 43% year-to-date. Management of this funeral services business continues to build value through solid operating results, successful acquisition integration, and substantial buybacks.

The two cement and aggregates producers, Texas Industries and Martin Marietta, created the largest headwind to performance both in the quarter and for the year-to-date. The slow U.S. construction recovery is weighing on volumes. A possible highway bill delay past the 2012 elections has caused some concern about near term demand. Whether volume growth returns in one year or three, we own irreplaceable aggregate assets as well as production facilities that will not see new capacity threats for many years to come. These companies sell far below both replacement value

Small-Cap Fund	Longleaf Partners Funds ■ 13

and prices recently paid for similar assets. During the quarter we added to our stake in Texas Industries.

We sold two names that approached full value and one, Sealed Air, which announced the acquisition of Diversey. We exited the stock because management diluted shareholders by issuing 15% of shares at a discount; the price paid was higher than our appraisal of Diversey; and the CEO’s justification was unrelated to maximizing value per share. In spite of our mistake in assessing management, the margin of safety in the price we paid relative to appraisal helped us earn over 19% on our Sealed Air investment over the 18 months we owned the company. We sold Worthington as the stock approached our appraisal in early spring. We also sold Pioneer Natural Resources. We are especially grateful to management and the board for their work over the last two years as capital allocation strengthened the company, and along with rising oil prices, helped the stock go from a low of around $12 to over $100.

The P/V, the value build, and the liquidity to buy new 60-cent dollars equate to attractive return opportunity.

We purchased two new qualifiers late in the quarter, Lamar Advertising and Madison Square Garden. Lamar, a billboard company, has seen the markets where the company dominates — local businesses in mid-sized cities — recover more slowly than national billboard advertising. Over time the company’s growth rate should increase with economic recovery and conversion to digital billboards. Lamar’s real estate provides a valuable advantage as new billboards in prime locations are difficult to build. Management has significant stock ownership and a history of increasing value for shareholders.

Cash reserves grew to 11% as we sold and trimmed more than we purchased. As price cooperates, we hope to fill out several positions. The P/V is in the high-60%s, the long-term average. We expect our companies to continue to build shareholder value at a strong pace. The P/V, the value build, and the liquidity to buy new 60-cent dollars equate to attractive return opportunity.

14 ■ Semi-Annual Report	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2011

	Since Inception
	2/21/89	20 Year	Ten Year	Five Year	One Year	YTD

Small-Cap Fund	10.97%	12.26%	9.52%	7.25%	40.27%	13.73%

Russell 2000 Index	9.30	9.82	6.27	4.08	37.41	6.21

Inflation + 10%	12.86	12.57	12.41	12.15	13.65	na

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit www.southeasternasset.com for more current performance information.

Small-Cap Fund	Longleaf Partners Funds ■ 15

Portfolio Summary

Portfolio Holdings at June 30, 2011

		Net Assets
Common Stock		88.7%

tw telecom inc.	6.8

Texas Industries, Inc.	6.8

Service Corporation International	6.1

Fairfax Financial Holdings Limited	5.7

Dillards, Inc.	5.7

Level(3) Communications, Inc.	5.3

DineEquity, Inc.	4.6

Wendy’s/Arby’s Group, Inc.	4.5

Willis Group Holdings Public Limited Company	4.2

Markel Corporation	4.2

Lamar Advertising Company	4.0

Vail Resorts, Inc.	3.7

Expedia, Inc.	3.7

The Washington Post Company	3.6

Martin Marietta Materials, Inc.	3.5

Olympus Corporation	3.4

Everest Re Group, Ltd.	3.3

Potlatch Corporation	2.8

Ruddick Corporation	2.8

Fair Isaac Corporation	2.4

The Madison Square Garden Company	1.5

Global Crossing Limited	0.1

Cash Reserves		11.3

Other Assets and Liabilities, net		—

		100.0%

Portfolio Changes
January 1, 2011 Through June 30, 2011

New Holdings	Quarter
Expedia, Inc.	1Q

Global Crossing Limited	2Q

Lamar Advertising Company — Class A	2Q

The Madison Square Garden Company — Class A	2Q

Eliminations
Pioneer Natural Resources Company	2Q

Sealed Air Corporation	2Q

Worthington Industries, Inc.	2Q

16 ■ Semi-Annual Report	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets

Construction Materials

Martin Marietta Materials, Inc.	1,478,000	$118,195,660	3.5%
Texas Industries, Inc.(b)	5,465,000	227,507,950	6.8

		345,703,610	10.3

Diversified Consumer Services

Service Corporation International(b)	17,451,523	203,833,789	6.1

Diversified Telecommunication Services

Global Crossing Limited (Foreign)*	89,000	3,415,820	0.1
Level(3) Communications, Inc.*	72,882,000	177,832,080	5.3
tw telecom inc.*(b)	11,150,100	228,911,553	6.8

		410,159,453	12.2

Food & Staples Retailing

Ruddick Corporation(b)	2,114,562	92,068,030	2.8

Health Care Equipment & Supplies

Olympus Corporation (Foreign)	3,408,000	114,992,955	3.4

Hotels, Restaurants & Leisure

DineEquity, Inc.*(b)	2,978,100	155,665,287	4.6
Vail Resorts, Inc.(b)	2,678,600	123,804,892	3.7
Wendy’s/Arby’s Group, Inc.(b)	29,705,000	150,604,350	4.5

		430,074,529	12.8

Insurance

Everest Re Group, Ltd. (Foreign)	1,335,000	109,136,250	3.3
Fairfax Financial Holdings Limited (Foreign)	480,000	192,109,492	5.7
Markel Corporation*	351,642	139,535,062	4.2
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	139,691,780	4.2

		580,472,584	17.4

Internet & Catalog Retail

Expedia, Inc.	4,216,297	122,230,450	3.7

Media

Lamar Advertising Company — Class A*	4,907,435	134,316,496	4.0
The Madison Square Garden Company — Class A*	1,840,585	50,671,305	1.5
The Washington Post Company — Class B	289,000	121,076,550	3.6

		306,064,351	9.1

Multiline Retail

Dillard’s, Inc. — Class A(b)	3,679,180	191,832,445	5.7

Real Estate Investment Trusts

Potlatch Corporation(b)	2,688,952	94,839,337	2.8

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds ■ 17

continued

Common Stock
	Share Quantity	Market Value	Net Assets

Software

Fair Isaac Corporation(b)	2,708,740	$81,803,948	2.4%

Total Common Stocks (Cost $2,383,680,451)		2,974,075,481	88.7

Short-Term Obligations

	Principal Amount

Repurchase Agreement with Fixed Income Clearing Corporation, 0.01% due 7/1/11, Repurchase price $127,528,204 (Collateral: $128,795,000 U.S. Treasury Bond, 0.10% due 1/15/12, Value $130,082,950)	127,528,000	127,528,000	3.8
U.S. Treasury Bills, 0.01% — 0.02%, due 9/15/11 to 9/29/11	250,000,000	249,994,250	7.5

Total Short-Term Obligations (Cost $377,523,556)		377,522,250	11.3

Total Investments (Cost $2,761,204,007)(a)		3,351,597,731	100.0

Other Assets and Liabilities, Net		(685,009)	—

Net Assets		$3,350,912,722	100.0%

Net asset value per share		$30.16

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $2,763,122,708. Net unrealized appreciation of $590,393,724 consists of unrealized appreciation and depreciation of $757,284,365 and $(166,890,641), respectively.
(b)	Affiliated issuer during the period. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements

18 ■ Semi-Annual Report	International Fund

International Fund Management Discussion

Longleaf Partners International Fund returned 0.8% in the second quarter, bringing the year-to-date return to 3.7%. The EAFE Index returned 1.6% and 5.0% in the same periods. Over the last 12 months the Fund more than doubled our absolute annual return goal of inflation + 10%.

Cumulative Returns at June 30, 2011

	Inception	Ten Year	One Year	YTD

International Fund	228.3%	66.2%	29.7%	3.7%

MSCI EAFE Index	76.4	73.4	30.4	5.0

Inflation plus 10%	352.4	222.1	13.7	na

See page 20 for additional performance information.

As in the previous quarter, the largest positive contributors had strong operating results and fundamental business improvements. After declining in the first quarter alongside most Japanese stocks, Olympus rose 20% in the last three months as a result of several positive developments. Michael Woodford became the first non-Japanese president of Olympus, and he immediately highlighted the importance of the medical and life sciences businesses where we attribute all of the company’s value. He also sees substantial opportunity for reducing bureaucracy and costs — upside to our appraisal. The company’s repurchase of 1.5% of its discounted shares was welcome news.

Dell surpassed margin and earnings expectations for a third consecutive quarter, making it a top Fund contributor for both the quarter and the last six months. The company’s results reflect ongoing migration from end user computers to higher margin enterprise solutions. Additionally, supply chain improvements, product simplification, and better pricing have enabled the company to deliver profits in the consumer segment of the business. Dell also announced that it repurchased $1.1 billion of stock in the last two months — an especially high return choice for shareholders given that the stock trades for around half of appraised intrinsic value. As a reminder, while Dell is a U.S. company, a large portion of its business derives from international markets which is why it’s a holding in the International Fund. C&C Group returned 16% in the quarter, and its value grew despite our lower assumptions for the Irish business due to macro issues in that economy. The U.K. cider business increased steadily. The cider market has significant opportunity for international expansion. C&C reduced debt, creating net cash on its balance sheet.

Edenred added the most to the Fund’s performance year-to-date (up 32% in the half and 4% for the quarter). The company grew voucher issue volume and revenues steadily in Europe and substantially in Latin America. Willis returned 20% in the first half, 3% in the second quarter. This insurance broker stands to benefit as insurance pricing hardens following this year’s multiple natural disaster losses. Willis expects further margin and earnings growth as revenues rise and management reduces operating costs.

The stocks that weighed most on performance in the quarter had mostly positive developments. HRT, the Brazilian exploration and production company, lost 14%. The stock’s weakness primarily reflected the end of the lock-up period following the company’s IPO last fall. Because of large gains, many initial funders had to sell shares to reduce position size. HRT should have its first well results from the Solimoes basin this summer. The company’s UNX acquisition in the quarter more than doubled Namibian acreage, giving HRT the second largest position in that country. Additionally, independent report findings increased the likelihood of reserves in this acreage. The construction company Hochtief declined after Australian construction firm Leighton, 55%-owned by Hochtief, announced a rare profit miss due in large part to impairments related to catastrophic weather and flooding in two projects. The market ignores the operating

International Fund	Longleaf Partners Funds ■ 19

assets of Hochtief, which trades for only slightly more than the market value of its Leighton stake. The company intends to IPO or sell concession assets in 2011 and plans to sell a portion of its real estate assets in 2012. These actions should highlight the underlying asset value. ACS now holds over 50% of Hochtief shares. ACS’s capital allocation discipline and operational capabilities will make Hochtief even stronger. Cheung Kong fell 8%. This Hong Kong conglomerate run by Li Ka Shing completed both the biggest IPO in Singapore by selling ports at 16.5x OCF and the first Chinese REIT in Hong Kong by selling Chinese investment property at a 4% yield. Its retail business via Hutchison Whampoa has grown top line and margins. The government crackdown on real estate has made construction financing difficult for developers, and Cheung Kong has used its size and financial strength to cheaply acquire good sites in the fallout. The company anticipates a more challenging real estate environment in Hong Kong as the government attempts to cool prices.

NKSJ, flat in the second quarter, was the largest performance detractor year-to-date following the Japanese earthquake and tsunami in March. The catastrophe minimally impacted the company’s long-term value and pushed management to commit to combining the non-life insurance operations of Sompo and NipponKoa. Cemex remained under pressure, and the stock’s 16% decline in 2011 hurt Fund results. Even though most of its international markets have improved, the slow U.S. construction recovery remains the major challenge for this cement and aggregates producer. U.S. volumes are a fraction of 2006 levels. A possible highway bill delay past the 2012 elections has caused some concern about near term demand. Whether volume growth returns in one year or three, we own irreplaceable aggregate assets as well as production facilities that will not see new capacity threats for many years to come. Cemex sells far below both replacement value and prices recently paid for similar assets.

We sold Diageo at a gain as it approached appraisal value. We trimmed NKSJ, Olympus, Seven Bank, Willis, and Yum! Brands to initiate three new positions and to fill out the first

Subsequent to quarter end our on deck list has deepened with opportunities across various geographies and industries.
quarter’s additions, Ferrovial and Nitori. The significant price volatility late in the quarter provided an opportunity to invest in quality businesses trading at discounts. After selling Philips Electronics in April 2010, we added the company back to the portfolio this quarter.
Short-term margin pressures created a deep discount to the collective value for one of the world’s leaders in both medical equipment and lighting plus numerous consumer electronics brands. Subsequent to quarter end, the company announced a 12 month €2 billion buyback plan that will retire 11% of the outstanding shares. We initiated a position in French cement and aggregates business Lafarge. Like Cemex, Lafarge is under pressure with a slow global economic recovery. Concerns over its Egyptian business following the spring uprisings in the Middle East pushed the stock below replacement cost. Bruno LaFont is a solid operator and the board includes large owners with strong capital allocation records. Recently, Lafarge divested U.S. cement capacity, some ready mix assets, and a grinding plant at a premium to our appraisal. We had a rare opportunity to invest in a private placement in IronCo., a Brazilian iron ore mining business whose name will become Manabi Holding. The founders came from MMX, the first private sector iron ore company in Brazil, and are owner-operators with a strong track record and extensive industry experience. They have secured a world class asset, which could prove to be among the lowest cost and highest quality iron ore on the market, and is located adjacent to the Anglo American Minas Rio project. A contractual clawback on the management equity stake minimizes our investment risk, and the IPO is scheduled for 2012.

The International Fund’s price-to-value ratio (P/V) is compelling in the low-60%s. The companies we own are competitively entrenched and most are run by management partners who have built significant value for shareholders. Our appraisals are growing, making the P/V even more attractive. Subsequent to quarter end our on-deck list has deepened with opportunities across various geographies and industries.

20 ■ Semi-Annual Report	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2011

	Since Inception
	10/26/98	Ten Year	Five Year	One Year	YTD

International Fund	9.83%

EAFE Index	4.58

Inflation + 10%	12.65	12.41	12.15	13.65	na

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit www.southeasternasset.com for more current performance information.

International Fund	Longleaf Partners Funds ■ 21

Portfolio Summary

Portfolio Holdings at June 30, 2011

		Net Assets
Common Stock & Options		95.9%

ACS, Actividades de Construccion Y Servicios, S.A.	10.1

Fairfax Financial Holdings Limited	8.0

HRT Participacoes em Petroleo S.A.	6.2

NKSJ Holdings, Inc.	5.4

Accor S.A.	5.2

Dell Inc.	4.9

Cheung Kong Holdings Limited	4.6

Willis Group Holdings Public Limited Company	4.5

Carrefour S.A.	4.4

Edenred S.A.	4.2

IronCo. LLC	4.2

Seven Bank, Ltd.	4.1

Yum! Brands, Inc.	3.9

Cemex S.A.B. de C.V. ADS	3.9

Olympus Corporation	3.8

C&C Group plc	3.6

Nitori Holdings Co., Ltd	3.3

Vodafone Group plc	3.1

Hochtief AG	2.6

Ferrovial S.A.	2.5

Lafarge S.A.	2.1

Koninklijke Philips Electronics N.V.	0.8

Colgate – Palmolive Company (Net Options)	0.5

Corporate Bonds		1.1

Shanda Interactive Entertainment Limited	1.1

Cash Reserves		2.6

Other Assets and Liabilities, net		0.4

		100.0%

Portfolio Changes
January 1, 2011 Through June 30, 2011

New Holdings	Quarter
Colgate – Palmolive Company Options	1Q

Ferrovial S.A.	1Q

IronCo. LLC	2Q

Koninklijke Philips Electronics N.V.	2Q

Lafarge S.A.	2Q

Nitori Holdings Co., Ltd	1Q

Shanda Interactive Entertainment Limited, 2% Convertible Senior Notes due 9/15/11	1Q

Eliminations

Diageo plc	2Q

Japan Petroleum Exploration Co., Ltd.	1Q

Shanda Interactive Entertainment Limited ADR	1Q

22 ■ Semi-Annual Report	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets

Beverages

C&C Group plc (Ireland)	15,160,272	$79,400,248	3.6%

Commercial Banks

Seven Bank, Ltd. (Japan)	44,827	89,576,486	4.1

Commercial Services & Supplies

Edenred S.A. (France)	3,064,500	93,439,750	4.2

Computers & Peripherals

Dell Inc.* (United States)	6,476,800	107,968,256	4.9

Construction & Engineering

ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	4,734,500	223,461,006	10.1
Ferrovial S.A. (Spain)	4,417,428	55,816,898	2.5
Hochtief AG (Germany)	677,500	56,613,033	2.6

		335,890,937	15.2
Construction Materials

Cemex S.A.B. de C.V. ADS* (Mexico)	9,989,200	85,907,120	3.9
Lafarge S.A. (France)	741,662	47,258,637	2.1

		133,165,757	6.0

Food & Staples Retailing

Carrefour S.A. (France)	2,391,000	98,293,473	4.4

Health Care Equipment & Supplies

Olympus Corporation (Japan)(d)	2,487,300	83,926,636	3.8

Hotels, Restaurants & Leisure

Accor S.A. (France)	2,556,228	114,360,013	5.2
Yum! Brands, Inc. (United States)(d)	1,564,000	86,395,360	3.9

		200,755,373	9.1

Industrial Conglomerates

Koninklijke Philips Electronics N.V. (Netherlands)	675,000	17,347,637	0.8

Insurance

Fairfax Financial Holdings Limited (Canada)	444,000	177,701,281	8.0
NKSJ Holdings, Inc. (Japan)	18,242,200	120,401,887	5.4
Willis Group Holdings Public Limited Company (Ireland)(d)	2,445,000	100,513,950	4.5

		398,617,118	17.9

Metals & Mining

IronCo. LLC* (Brazil)(b)(c)	91,000	91,895,044	4.2

Oil, Gas & Consumable Fuels

HRT Participacoes em Petroleo S.A.* (Brazil)	153,311	138,017,721	6.2

Real Estate Management & Development

Cheung Kong Holdings Limited (Hong Kong)	6,964,000	102,266,602	4.6

Specialty Retail

Nitori Holdings Co., Ltd. (Japan)	772,800	73,346,314	3.3

See Notes to Financial Statements

International Fund	Longleaf Partners Funds ■ 23

continued

Common Stock
	Share Quantity	Market Value	Net Assets

Wireless Telecommunication Services

Vodafone Group plc (United Kingdom)	8,901,000	$23,602,356	1.1%
Vodafone Group plc ADR (United Kingdom)	1,681,235	44,922,599	2.0

		68,524,955	3.1

Total Common Stocks (Cost $1,754,396,718)		2,112,432,307	95.4

Corporate Bonds

	Principal Amount

Software

Shanda Interactive Entertainment Limited, 2% Convertible Senior Notes due 9/15/11 (China) (Cost $26,193,929)	21,103,000	24,479,480	1.1

Options Purchased

	Share Equivalents

Household Products

Colgate-Palmolive Company Call, 1/29/16, with J.P. Morgan, Strike Price $80 (United States) (Cost $14,469,409)	1,200,000	19,716,000	0.9

Short-Term Obligations

	Principal Amount

Repurchase Agreement with Fixed Income Clearing Corporation, 0.01% due 7/1/11, Repurchase price $56,723,086 (Collateral: $57,360,000 U.S. Treasury Bond, 0.16% due 3/31/12, Value $57,861,900)	56,723,000	56,723,000	2.6

Total Investments (Cost $1,851,783,056)(a)		2,213,350,787	100.0

Other Assets and Liabilities, Net		995,293	—

Net Assets		$2,214,346,080	100.0%

Net asset value per share		$15.91

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $1,853,645,772. Net unrealized appreciation of $361,567,731 consists of unrealized appreciation and depreciation of $473,230,812 and $(111,663,081), respectively.
(b)	Affiliated issuer during the period. See Note 7.
(c)	Illiquid. Board valued. See Note 8.
(d)	A portion designated as collateral for forward and option contracts. See Note 9.

Note:	Country listed in parentheses after each company indicates location of headquarters.

Options Written

	Share Equivalents	Market Value	Unrealized Gain

Colgate-Palmolive Company Put, 1/29/16, with J.P. Morgan, Strike Price $65 (United States)	(1,200,000)	(7,884,000)*	2,369,349

*	Market value of (0.4)% of Net Assets included in Other Assets and Liabilities, net in the Portfolio of Investments.

See Notes to Financial Statements

24 ■ Semi-Annual Report	International Fund

Portfolio of Investments

Country Weightings

	Equity, Bonds,
	& Net Options	Net Assets
Japan	17.1%	16.6%

France	16.4	15.9

Spain	13.0	12.6

Brazil	10.7	10.4

US	9.6	9.3

Ireland	8.4	8.1

Canada	8.3	8.0

Hong Kong	4.8	4.6

Mexico	4.0	3.9

United Kingdom	3.2	3.1

Germany	2.6	2.6

Netherlands	0.8	0.8

China	1.1	1.1

	100.0%	97.0

Cash, other assets and liabilities, net		3.0

		100.0%

26 ■ Semi-Annual Report

Statements of Assets and Liabilities	at June 30, 2011 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund

Assets:

Investments:
Affiliated securities, at market value (cost $520,407,067, $1,051,141,936 and $91,000,000, respectively) (Note 2 and 7)	$510,097,850	$1,550,871,581	$91,895,044

Other securities, at market value (cost $7,303,936,348, $1,710,062,071 and $1,760,783,056, respectively) (Note 2)	8,939,435,098	1,800,726,150	2,121,455,743

Total Investments	9,449,532,948	3,351,597,731	2,213,350,787

Cash	487	204	86

Receivable for:

Fund shares sold	7,766,451	1,388,170	1,293,307

Dividends and interest	23,559,094	2,365,639	10,621,819

Securities sold	809,051	7,357,853	150,553

Foreign tax reclaims	–	–	442,025

Prepaid assets	64,426	27,649	24,416

Total Assets	9,481,732,457	3,362,737,246	2,225,882,993

Liabilities:

Payable for:
Options written	33,507,000	–	7,884,000

Fund shares redeemed	5,161,703	5,467,410	776,162

Investment counsel fee (Note 3)	5,721,723	2,099,712	2,139,021

Administration fee (Note 4)	751,937	269,003	178,252

Securities purchased	–	3,807,695	–

Forward currency contracts (Note 2, 12)	–	–	291,523

Other accrued expenses	760,694	180,704	267,955

Total Liabilities	45,903,057	11,824,524	11,536,913

	$9,435,829,400	$3,350,912,722	$2,214,346,080

Net Assets:
Net assets consist of:

Paid-in capital	7,806,989,903	2,701,220,048	1,952,673,085

Undistributed net investment income	21,004,257	5,570,499	17,200,948
Accumulated net realized gain(loss) on investments and foreign currency	(27,735,518)	53,714,800	(119,331,434)

Unrealized gain on investments and foreign currency	1,635,570,758	590,407,375	363,803,481

Net Assets	$9,435,829,400	$3,350,912,722	$2,214,346,080

Net asset value per share	$31.14	$30.16	$15.91

Fund shares issued and outstanding	303,049,654	111,099,330	139,152,199

See Notes to Financial Statements

Longleaf Partners Funds ■ 27

Statements of Operations	For the Six Months Ended June 30, 2011 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund

Investment Income:

Income
Dividends from non-affiliates (net of foreign tax withheld of $2,025,948, $763,422, and $2,811,700 respectively)	$53,798,672	$11,551,680	$31,976,563

Dividends from affiliates (net of foreign tax withheld of $0, $0, and $0 respectively) (Note 7)	–	8,328,599	–

Interest from affiliates (Note 7)	7,495,186	–	–

Interest from non-affiliates	33,109	15,966	160,699

Total Income	61,326,967	19,896,245	32,137,262

Expenses

Investment counsel fee (Note 3)	34,640,050	12,549,309	13,333,226

Administration fee (Note 4)	4,552,555	1,607,123	1,111,102

Transfer agent fees and expenses	983,065	170,365	252,835

Prospectus and shareholder reports	340,825	75,276	74,284

Trustees’ fees and expenses	221,812	113,337	113,337

Custodian fees and expenses	89,161	15,620	330,759

Professional fees	60,497	50,580	51,076

Registration fees	29,492	146,352	20,068

Other	140,728	50,488	43,808

Total Expenses	41,058,185	14,778,450	15,330,495

Net Investment Income	20,268,782	5,117,795	16,806,767

Realized and unrealized gain(loss):

Net realized gain(loss)
Non-affiliated securities	585,200,223	128,934,334	59,148,041

Affiliated securities (Note 7)	–	73,105,130	–

Forward currency contracts (Note 12)	–	–	(755,289)

Foreign currency transactions	58,509	–	107,992

Net Gain	585,258,732	202,039,464	58,500,744

Change in unrealized appreciation(depreciation)
Securities	172,273,203	207,514,422	(2,111,694)

Forward currency contracts (Note 12)	–	–	(291,524)

Options (Note 12)	95,399,999	–	7,615,941

Other assets and liabilities	301,231	13,651	164,913

Change in Net Unrealized Appreciation	267,974,433	207,528,073	5,377,636

Net Realized and Unrealized Gain	853,233,165	409,567,537	63,878,380

Net Increase in Net Assets Resulting from Operations	$873,501,947	$414,685,332	$80,685,147

See Notes to Financial Statements

28 ■ Semi-Annual Report

Statements of Changes in Net Assets

	Partners Fund
	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

Operations:

Net investment income	$20,268,782	$19,004,818

Net realized gain from investments and foreign currency transactions	585,258,732	737,344,129

Net change in unrealized appreciation of securities, other assets, liabilities and forwards	267,974,433	592,773,498

Net increase in net assets resulting from operations	873,501,947	1,349,122,445

Distributions to Shareholders:

From net investment income	–	(42,284,561)

Net decrease in net assets resulting from distributions	–	(42,284,561)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	560,237,157	882,269,973

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	39,171,927

Cost of share redeemed	(582,872,425)	(1,682,506,175)

Net increase(decrease) in net assets from fund share transactions	(22,635,268)	(761,064,275)

Total increase in net assets	850,866,679	545,773,609

Net Assets:
Beginning of period	8,584,962,721	8,039,189,112

End of period	$9,435,829,400	$8,584,962,721

Undistributed net investment income Included in net assets at end of period	$21,004,257	$676,966

See Notes to Financial Statements

Longleaf Partners Funds ■ 29

Small-Cap Fund		International Fund
Six Months Ended		Six Months Ended
June 30, 2011	Year Ended	June 30, 2011	Year Ended
(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

$5,117,795	$3,716,153	$16,806,767	$15,857,536

202,039,464	149,619,448	58,500,744	67,623,232

207,528,073	389,761,404	5,377,636	185,488,828

414,685,332	543,097,005	80,685,147	268,969,596

–	(12,596,737)	–	(27,048,211)

–	(12,596,737)	–	(27,048,211)

166,847,917	405,332,694	104,297,250	168,424,388

–	11,670,708	–	25,045,644

(287,327,432)	(391,298,130)	(181,826,884)	(389,660,084)

(120,479,515)	25,705,272	(77,529,634)	(196,190,052)

294,205,817	556,205,540	3,155,513	45,731,333

3,056,706,905	2,500,501,365	2,211,190,567	2,165,459,234

$3,350,912,722	$3,056,706,905	$2,214,346,080	$2,211,190,567

$5,570,499	$452,704	$17,200,948	$286,189

See Notes to Financial Statements

30 ■ Semi-Annual Report

Notes to Financial Statements

Note 1. Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain

Longleaf Partners Funds ■ 31

information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Specific information on the impact of the Act will be disclosed in the footnotes to the Annual Report at December 31, 2011.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased

32 ■ Semi-Annual Report

Notes to Financial Statements

doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Options
The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options
Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Options written by a Fund do not give rise to counterparty credit risk as they obligate the Fund, not the counterparty, to perform. Purchased over-the-counter (“OTC”) options, however, are subject to the risk of the counterparty failing to honor its obligation under the contract.

Counterparty Risk and Collateral
The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account and comprised of assets specific to each agreement. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the shortfall of the collateral pledged against an unrealized gain on appreciated securities.

Note 3. Investment Counsel Agreement
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.20%

In excess of $2.5 billion	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Longleaf Partners Funds ■ 33

Note 5. Investment Transactions
Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$648,182,498	$963,144,833

Small-Cap Fund	355,095,075	687,129,986

International Fund	457,591,368	411,489,734

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		International Fund
	Share		Share
	Equivalents	Premiums	Equivalents	Premiums
Options outstanding at December 31, 2010	–	$–	–	$–

Options written	5,100,000	43,586,993	1,200,000	10,253,349

Options closed	–	–	–	–

Options outstanding at June 30, 2011	5,100,000	$43,586,993	1,200,000	$10,253,349

Note 6. Shares of Beneficial Interest
Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011
	Partners	Small-Cap	International
	Fund	Fund	Fund
Shares sold	18,508,333	5,843,757	6,638,711

Shares redeemed	(19,243,859)	(10,001,822)	(11,657,660)

	(735,526)	(4,158,065)	(5,018,949)

	Year Ended December 31, 2010
	Partners	Small-Cap	International
	Fund	Fund	Fund
Shares sold	34,721,586	16,773,698	12,253,352

Reinvestment of shareholder distributions	1,382,219	437,105	1,628,478

Shares redeemed	(66,050,000)	(16,803,259)	(28,253,441)

	(29,946,195)	407,544	(14,371,611)

34 ■ Semi-Annual Report

Notes to Financial Statements

Note 7. Affiliated Issuer
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares(a) at		Market Value at
	June 30,		June 30,	December 31,
	2011		2011	2010
Partners Fund
Level(3) Communications, Inc.*	142,006,754		$346,496,480	$139,166,619

Level(3) Communications, Inc. 15% Convertible Senior Notes due 1/15/13	100,062,000	(b)	163,601,370	112,569,750

			510,097,850	251,736,369

Small-Cap Fund

Dillards, Inc. – Class A	3,679,180		191,832,445	249,476,481

DineEquity, Inc.*	2,978,100		155,665,287	147,058,578

Fair Isaac Corporation	2,708,740		81,803,948	152,362,842

Potlatch Corporation	2,688,952		94,839,337	87,525,388

Ruddick Corporation(e)	2,519,000		92,068,030	92,799,960

Service Corporation International	17,451,523		203,833,789	132,726,000

Texas Industries, Inc.	5,465,000		227,507,950	200,988,850

tw telecom, inc.*	11,150,100		228,911,553	216,480,951

Vail Resorts, Inc.	2,678,600		123,804,892	111,058,564

Wendy’s/Arby’s Group, Inc.	29,705,000		150,604,350	137,237,100

Worthington Industries, Inc.(e)	–		–	121,090,400

			1,550,871,581	1,648,805,114

International Fund

IronCo. LLC*	91,000		$91,895,044	$–

Purchases, sales and income for these affiliates for the six months ended June 30, 2011 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Partners Fund
Level(3) Communications, Inc.*	$–	$–	$–

Level(3) Communications, Inc. 15% Convertible Senior Notes due ’2013	–	–	7,495,186

	$–	$–	$7,495,186

Longleaf Partners Funds ■ 35

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Small-Cap Fund

Dillards, Inc. – Class A	$–	$122,990,930	$331,126

DineEquity, Inc.*	–	–	–

Fair Isaac Corporation	–	112,632,876	198,705

Potlatch Corporation	–	–	2,742,731

Ruddick Corporation(e)	–	17,624,606	633,303

Service Corporation International	11,577,613	–	1,516,096

Texas Industries, Inc.	42,698,749	–	658,548

tw telecom, inc.*	–	34,748,675	–

Vail Resorts, Inc.	23,616,321	–	401,790

Wendy’s/Arby’s Group, Inc.	–	–	1,188,200

Worthington Industries, Inc.(e)	–	139,558,269	658,100

	77,892,683	427,555,356	8,328,599

International Fund

IronCo. LLC*	$91,000,000	$–	$–

*  Non-income producing

(a)	Common stock unless otherwise noted.

(b)	Principal amount.

(c)	Dividend income unless otherwise noted.

(d)	Interest income.

(e)	Not an affiliate at the end of the period.

Note 8. Illiquid Securities
The Partners Fund owns $100,062,000 principal amount of Level(3) Communications, Inc. 15% Convertible Senior Notes due 1/15/13. These notes were acquired directly from Level(3) in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level(3) notes represent 1.7% of the Partners Fund’s net assets at June 30, 2011 and are valued by a pricing service using publicly observable inputs (See Note 2).

The International Fund owns 91,000 preferred shares of IronCo. LLC. These shares were acquired directly from the issuer in a private placement and are not registered. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Upon Brazilian regulatory approval, the shares of IronCo. LLC will be converted into proportionate shares of Manabi Holding, S.A. (“Manabi”). An application has been made to the Securities and Exchange Commission of Brazil (“CVM”) to register Manabi as a public company and the company expects to have its shares listed for trading on the BM&FBOVESPA by August 2011. Prior to an initial public offering, shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post offering lock up period as required by underwriters, the BM&FBOVESPA or CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These shares represent 4.2% of the International Fund’s net assets at June 30, 2011 and are valued using procedures adopted by the Board of Trustees (See Note 2).

36 ■ Semi-Annual Report

Notes to Financial Statements

Note 9. Collateral
Securities with the following aggregate value were segregated to collateralize forward currency contracts and options at June 30, 2011.

Partners Fund	$533,440,000

International Fund	191,137,620

Note 10. Related Ownership
At June 30, 2011, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Partners Fund	303,049,654	5.8%

Small-Cap Fund	111,099,330	10.0

International Fund	139,152,199	14.1

Note 11. Fair Value Measurements and Disclosures
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

Longleaf Partners Funds ■ 37

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2011 follows:

	Level 1	Level 2	Level 3	Total Value

Partners Fund
Common Stocks	$7,572,588,992	$726,643,711	$–	$8,299,232,703

Corporate Bonds	–	163,601,370	–	163,601,370

Options Purchased	–	352,418,000	–	352,418,000

Options Written	–	(33,507,000)	–	(33,507,000)

Short-Term Obligations	634,280,875	–	–	634,280,875

Total	$8,206,869,867	$1,209,156,081	$–	$9,416,025,948

Small-Cap Fund
Common Stocks	$2,859,082,526	$114,992,955	$–	$2,974,075,481

Short-Term Obligations	377,522,250	–	–	377,522,250

Total	$3,236,604,776	$114,992,955	$–	$3,351,597,731

International Fund
Common Stocks	$741,426,287	$1,279,110,976	$91,895,044	$2,112,432,307

Corporate Bonds	–	24,479,480	–	24,479,480

Options Purchased	–	19,716,000	–	19,716,000

Options Written	–	(7,884,000)	–	(7,884,000)

Short-Term Obligations	56,723,000	–	–	56,723,000

Forward Currency Contracts	(291,523)	–	–	(291,523)

Total	$797,857,764	$1,315,422,456	$91,895,044	$2,205,175,264

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Between December 31, 2010 and June 30, 2011, application of these valuation procedures triggered reclassifications from Level 1 to Level 2 of $726,643,711, $114,992,995 and $1,279,110,976 in the Partners, Small-Cap and International Funds, respectively.

For Level 3 securities, the Funds use valuation techniques to measure fair value that are consistant with the market approach. The market approach uses prices and other relevant information generated by market transactions involving comparable securities or related indices.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2011:

International Fund

Fair value beginning of period	$—

Net purchases	91,000,000

Unrealized gain	895,044

Fair value end of period	$91,895,044

38 ■ Semi-Annual Report

Notes to Financial Statements

Note 12. Derivatives Instruments
In 2011, the Funds invested in three types of derivatives instruments: purchased call options, written put options and forward currency contacts.

The Partners Fund held purchased call options on Dell, Inc. In 2010, the Fund sold a portion of the underlying equity position to pay for the very in-the-money options with extended maturities, securing significant additional exposure to the stock at very low implied long-term interest rates. The maximum loss exposure is limited to the premium paid for the options. At June 30, 2011, the market value of the calls represented 2.8% of the Partner’s Fund’s net assets.

In 2011, both the Partners and International Funds executed long-term maturity put and call options on Colgate-Palmolive, effectively creating a long position in five years if the stock sells below $65 (written put) or above $80 (purchased call.) The options can be closed out prior to maturity. At June 30, 2011, the market value of the net put/call position represented 0.5% of both the Partners and International Funds’ net assets.

In 2011, the International Fund executed limited currency hedges related to specific holdings. At June 30, 2011, less than 0.1% of the International Fund’s net assets were held in currency hedges.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at June 30, 2011:

	Location of Fair Value
	on Statement of Assets and Liabilities
	Partners	International

Other securities, at market values Purchased options	$352,418,000	$19,716,000

Payable for options written Written options	(33,507,000)	(7,884,000)

Payable for forward currency contracts Forward currency contracts	–	(291,523)

	$318,911,000	$11,540,477

	Location of Gain(Loss)
	on Statement of Operations
	Partners	International

Net realized loss:

Forward currency contracts	$–	$(755,289)

Change in unrealized appreciation(depreciation):
Written options	85,320,006	5,246,591

Purchased options	10,079,993	2,369,350

	95,399,999	7,615,941

Forward currency contracts	–	(291,524)

	$95,399,999	$7,324,417

Footnote 2, “Significant Accounting Policies,” contains additional information regarding the Funds’ risks associated with options and forward currency contracts.

40 ■ Semi-Annual Report

Financial Highlights

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	from	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund

Six Months Ended June 30, 2011 (Unaudited)	$28.26	$0.07	$2.81	$2.88	$–	$–

Year Ended December 31,

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

2008	33.16	0.03	(16.80)	(16.77)	(0.03)	(0.67)

2007	34.86	0.07	(0.12)	(0.05)	(0.07)	(1.58)

2006	30.97	0.14	6.53	6.67	(0.14)	(2.64)

Small-Cap Fund

Six Months Ended June 30, 2011 (Unaudited)	26.52	0.05	3.59	3.64	–	–

Year Ended December 31,

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

2008	27.04	0.08	(11.97)	(11.89)	(0.08)	(0.44)

2007	30.12	0.14	0.93	1.07	(0.14)	(4.01)

2006	27.02	0.50	5.49	5.99	(0.56)	(2.33)

International Fund

Six Months Ended June 30, 2011 (Unaudited)	15.34	0.12	0.45	0.57	–	–

Year Ended December 31,

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

2008	19.78	0.04	(7.93)	(7.89)	(0.04)	(0.74)

2007	18.91	(0.01)	2.95	2.94	–	(2.07)

2006	17.36	0.02	2.89	2.91	(0.01)	(1.35)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds ■ 41

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$–	$31.14	10.19%	$9,435,829	0.90%	0.22%	7.51%

–	(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	(0.70)	15.69	(50.60)	5,788,782	0.90	0.14	29.68

–	(1.65)	33.16	(0.44)	11,231,099	0.89	0.20	15.17

–	(2.78)	34.86	21.63	10,871,594	0.90	0.45	18.98

–	–	30.16	13.73	3,350,913	0.92	0.16	12.19

–	(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	(0.57)	14.58	(43.90)	1,803,685	0.93	0.37	22.61

–	(4.15)	27.04	2.80	3,536,052	0.91	0.49	28.28

–	(2.89)	30.12	22.33	3,447,285	0.92	1.87	34.90

–	–	15.91	3.72	2,214,346	1.38	0.75	19.28

–	(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	–	13.66	23.17	2,165,459	1.59	0.55	20.15

(0.02)	(0.80)	11.09	(39.60)	2,041,338	1.60	0.27	43.94

–	(2.07)	19.78	15.29	3,902,820	1.57	(0.04)	30.44

–	(1.36)	18.91	17.07	3,254,538	1.61	0.09	24.30

42 ■ Semi-Annual Report

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2010 and held through June 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns
for the Period December 31, 2010 to June 30, 2011

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,101.92	1,137.24	1,037.16

Expenses Paid During Period*	4.69	4.88	6.97

Annualized Expense Ratio for Period	0.90%	0.92%	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds ■ 43

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return
for the Period December 31, 2010 to June 30, 2011

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,020.33	1,020.23	1,017.95

Expenses Paid During Period*	4.51	4.61	6.90

Annualized Expense Ratio for Period	0.90%	0.92%	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds ■ 45

Fund Information

The following additional information may be obtained without charge by calling
(800)445-9469, Option 1, or visiting www.southeasternasset.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete portfolio holdings, performance updates, and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Published Daily Price Quotations

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	Open

Sm-Cap	LLSCX	543069207	134	Closed 7/31/97

Intl	LLINX	543069405	136	Open

Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors with you in Longleaf Partners Funds.

We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose our equity investments based on their discounts from our appraisal of their corporate intrinsic values, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

We will concentrate our assets in our best ideas.

We will not impose loads, exit fees or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance client and shareholder services.

We will communicate with our investment partners as candidly as possible.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800)445-9469

Call (800)445-9469

Fund Information ▪ Option 1
To request a Prospectus, Summary Prospectus (www.southeasternasset.com/misc/prospectus.cfm), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices ▪ Option 2
24 hours a day, seven days a week.

Account Information ▪ Option 3
For account balance and transaction activity, 24 hours a day, seven days a week. Requires your Fund number (see previous page) and account number to access information.

Shareholder Inquiries ▪ Option 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

www.southeasternasset.com

Item 2.     Code of Ethics.

Not applicable to semi-annual reports.

Item 3.     Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.     Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

A complete schedule of investments at June 30, 2011 is included in the Semi-Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 22, 2011

By	/s/ Julie M. Bishop

Julie M. Bishop
Mutual Fund Chief Financial Officer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 22, 2011

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.